SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)      May 2, 2001
                                                          --------------------

                          MMCA Auto Owner Trust 2001-1
                       (Issuer with respect to the Notes)
                           MMCA Auto Receivables Trust
                  (Originator of MMCA Auto Owner Trust 2001-1)
                  --------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
  ---------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          333-53136                                   33-0869011
----------------------------------           ---------------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)


6363 Katella Avenue, Cypress, California             90630-5205
(Address of Principal Executive Offices)             (Zip Code)


                               (714) 236-1614
    --------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
    --------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.



Exhibit       Document Description
  No.

   1.1        Underwriting Agreement

   4.1        Amended and Restated Trust Agreement of the Issuer

   4.2        Sale and Servicing Agreement

   4.3        Indenture

   4.4        Administration Agreement

  10.1        Purchase Agreement

  10.2        Yield Supplement Agreement

  10.3 ISDA Master Agreement between Merrill Lynch Capital Services, Inc. and MMCA Auto Owner Trust 2001-1


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 2, 2001

                                 MMCA Auto Receivables Trust,
                                 as originator of MMCA Auto Owner Trust 2001-1


                                 By: /s/ Hideyuki Kitamura
                                     --------------------------------------
                                     Name:  Hideyuki Kitamura
                                     Title: Secretary & Treasurer



                             INDEX TO EXHIBITS



Exhibit
  No.     Document Description                                    Sequential
                                                                   Page No.

  1.1   Underwriting Agreement

  4.1   Amended and Restated Trust Agreement of the Issuer

  4.2   Sale and Servicing Agreement

  4.3   Indenture

  4.4   Administration Agreement

 10.1   Purchase Agreement

 10.2   Yield Supplement Agreement

 10.3   ISDA Master Agreement between Merrill
        Lynch Capital Services, Inc.
        and MMCA Auto Owner Trust 2001-1